Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

I, Harry Hargens, President , of InstaPay Systems, Inc ( the "Company" ), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

      (1) the Quarterly Report on Form 10-QSB of the Company for the three months ended June 30, 2004 (the " Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m or 78o (d); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:     August 20, 2004

                                        /s/ Harry Hargens
                                        -------------------------------
                                        Harry Hargens,
                                        Principal Executive Officer


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